Exhibit 10.1

Execution Version

AGREEMENT REGARDING SETTLEMENT

This AGREEMENT REGARDING SETTLEMENT (this “Agreement”) is made and entered into on January 29, 2018 (the “Execution Date”), by and among each of the signatories hereto (each, a “Settlement Party” and, collectively, the “Settlement Parties”).

RECITALS

WHEREAS, certain of the Settlement Parties are party to a joint venture regarding jointly-owned assets in the Appalachian area and desire to wind up such joint venture dealings and to settle certain claims relating thereto among certain of the Settlement Parties (the “Settlement”);

WHEREAS, the Settlement Parties have agreed to the terms and conditions of the Settlement as set forth in the Escrowed Transaction Documents (defined below); and

WHEREAS, on January 15, 2018, certain of the Settlement Parties, including EXCO Resources, Inc., a Texas corporation (“EXCO Parent”), and its applicable Affiliates (as defined in the Settlement Agreement, defined below) (collectively, the “Bankruptcy Parties”) filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”);

WHEREAS, the Settlement Parties have agreed that the Bankruptcy Parties shall file a motion (the “9019 Motion”) under Bankruptcy Rule 9019 seeking entry of an order (the “9019 Order”) approving the Settlement pursuant to the Escrowed Transaction Documents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Settlement Parties hereby agree as follows:

1. Escrowed Transaction Documents. On the Execution Date, each Settlement Party has executed and acknowledged (where applicable) two counterparts (or, in the case of documents to be recorded, a sufficient number of counterparts to facilitate such recording) of each of the following documents to which such Settlement Party is a party (the “Escrowed Transaction Documents”), and has delivered such counterparts of the Escrowed Transaction Documents to the Houston office of Kirkland & Ellis LLP (“KE”) to be held in escrow:

(a) Settlement Agreement and Mutual Release, by and among EXCO Holding (PA), Inc., a Delaware corporation (“EXCO”), EXCO Production Company (PA), LLC, a Delaware limited liability company (“EXCOPA”), EXCO Production Company (WV), LLC, a Delaware limited liability company (“EXCOWV”), EXCO Resources (PA), LLC, a Delaware limited liability company (“Operator”), BG Production Company (PA), LLC, a Delaware limited liability company (“BGPA”), BG Production Company (WV), LLC, a Delaware limited liability company (“BGWV”) and SWEPI LP, a Delaware limited partnership (“SWEPI”), counterparts of which are attached hereto as Exhibit A (the “Settlement Agreement”);

(b) Membership Interest (ERPA) Transfer Agreement, by and among BG US Production Company, LLC, a Delaware limited liability company (“BG”), Operator and EXCO, counterparts of which are attached hereto as Exhibit B;

(c) Membership Interest (Midstream) Transfer Agreement, by and among BG, EXCO Appalachia Midstream, LLC, a Delaware limited liability company (“Midstream”) and EXCO, counterparts of which are attached hereto as Exhibit C;

(d) Membership Interest (BG PA) Transfer Agreement, by and between BG, BGPA and EXCOPA, counterparts of which are attached hereto as Exhibit D;

(e) Membership Interest (BG WV) Transfer Agreement, by and between BG, BGWV and EXCOWV, counterparts of which are attached hereto as Exhibit E;

(f) Assignment of EXCO Re-Assigned Leases, by and between EXCOPA and SWEPI, counterparts of which are attached hereto as Exhibit F (the “Assignment”); and

(g) Termination and Release Agreement, by and among BG, BG North America, LLC, a Delaware limited liability company, BGPA, BGWV, EXCO Parent, EXCO, Operator, EXCOPA, EXCOWV, EXCO Operating Company, LP, a Delaware limited partnership, and Midstream, counterparts of which are attached hereto as Exhibit G.

2. 9019 Order; Release of Escrowed Transaction Documents. Each of the Settlement Parties hereby instructs KE to hold the Escrowed Transaction Documents in escrow pending entry by the Bankruptcy Court of the 9019 Order. No later than three business days following entry of the 9019 Order, SWEPI shall cause the payment contemplated by paragraph B of the Settlement Agreement to be made. For the avoidance of doubt, SWEPI shall not be obligated to make such payment unless the 9019 Order explicitly releases any applicable liens, mortgages, security interests, or other encumbrances created by EXCO Parent or its Affiliates on the properties described in the Assignment. Upon confirmation of receipt of such payment (the date such payment is confirmed, the “Closing Date”), and with no further action required of any Settlement Party, (a) KE shall deliver (i) the Escrowed Transaction Documents to the applicable Settlement Parties and (ii) the 9019 Order to SWEPI for filing of record in the applicable counties to evidence the release any applicable mortgages and security interests created by EXCO Parent or its Affiliates on the properties described in the Assignment, and (b) the Escrowed Transaction Documents shall be deemed released and delivered by each applicable Settlement Party as of the Closing Date.

3. Termination; Effect of Termination. This Agreement shall automatically terminate, and no Settlement Party shall have any continuing obligation hereunder, in the event that (a) the Bankruptcy Parties have not filed the 9019 Motion, which motion shall in form and substance reasonably acceptable to the Settlement Parties, by January 31, 2018, or (b) the 9019 Order, which order shall be in form and substance unconditionally acceptable to the Settlement Parties, is not entered by the Bankruptcy Court on or before April 1, 2018. For the avoidance of doubt, any Settlement Party may terminate this Agreement if the 9019 Order entered by the Bankruptcy Code is not in a form and substance unconditionally acceptable to such Settlement Party. The Settlement Parties hereby direct KE, promptly following termination of this Agreement, to destroy all copies of executed signature pages to the Escrowed Transaction Documents.

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4. Miscellaneous.

(a) This Agreement shall be binding upon and inure to the benefit of the Settlement Parties and their respective successors and permitted assigns. No Settlement Party may assign (by contract, operation of law or otherwise) either this Agreement or any of its rights, interests, or obligations hereunder without the express prior written consent of the other Settlement Parties, and any attempted assignment without such consent shall be null and void. The terms and provisions of this Agreement are intended solely for the benefit of the Settlement Parties and their respective successors or permitted assigns, and it is not the intention of the Settlement Parties to confer third-party beneficiary rights upon any other person.

(b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any facsimile or other electronic copies hereof or signature hereon shall, for all purposes, be deemed originals.

(c) THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE SETTLEMENT PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

[Signature pages follow.]

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IN WITNESS WHEREOF, each of the Settlement Parties has executed this Agreement as of the Execution Date.

BG US PRODUCTION COMPANY, LLC		BG PRODUCTION COMPANY (PA), LLC

By:	/s/ Michael Larimer	By:	/s/ Michael Larimer
Name:	Michael Larimer	Name:	Michael Larimer
Title:	VP Operations	Title:	VP Operations

BG NORTH AMERICA, LLC		BG PRODUCTION COMPANY (WV), LLC

By:	/s/ Deforester Jones	By:	/s/ Michael Larimer
Name:	Deforester Jones	Name:	Michael Larimer
Title:	Vice President & Controller	Title:	VP Operations

SWEPI LP

By:	/s/ Gary D. Cameron
Name:	Gary D. Cameron
Title:	US Onshore Land Manager

[Signature Page to Agreement Regarding Settlement]

EXCO RESOURCES, INC.		EXCO RESOURCES (PA), LLC

By:	/s/ Harold L. Hickey	By:	/s/ Harold L. Hickey
Name:	Harold L. Hickey	Name:	Harold L. Hickey
Title:	Chief Executive Officer & President	Title:	Chief Executive Officer & President

EXCO HOLDING (PA), INC.		EXCO APPALACHIA MIDSTREAM, LLC

By:	/s/ Harold L. Hickey	By:	/s/ Harold L. Hickey
Name:	Harold L. Hickey	Name:	Harold L. Hickey
Title:	Chief Executive Officer & President	Title:	Chief Executive Officer & President

EXCO OPERATING COMPANY, LP		EXCO PRODUCTION COMPANY (PA), LLC

By:	EXCO Partners OLP GP, LLC, its general partner

By:	/s/ Harold L. Hickey	By:	/s/ Harold L. Hickey
Name:	Harold L. Hickey	Name:	Harold L. Hickey
Title:	Chief Executive Officer & President	Title:	Chief Executive Officer & President

EXCO PRODUCTION COMPANY (WV), LLC

		By:	/s/ Harold L. Hickey
		Name:	Harold L. Hickey
		Title:	Chief Executive Officer & President

[Signature Page to Agreement Regarding Settlement]

Acknowledged (solely as to its responsibilities hereunder)

KIRKLAND & ELLIS LLP

By:	/s/ Alexandra Schwarzman
Name:	Alexandra Schwarzman
Title:	Associate

[Signature Page to Agreement Regarding Settlement]